EXHIBIT 4.13.25
The taking of this document or any certified copy of it or any other document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee.
     SUPPLEMENT NO. 26 (this “Supplement”) dated as of November 16, 2010 to the Collateral Agreement dated as of November 5, 2009 (the “Collateral Agreement”), among REYNOLDS GROUP HOLDINGS INC., a corporation organized under the laws of the state of Delaware (“RGHI”), REYNOLDS CONSUMER PRODUCTS HOLDINGS INC., a corporation organized under the laws of the state of Delaware (the “U.S. Term Borrower” and, together with RGHI, the “U.S. Term Borrowers”), CLOSURE SYSTEMS INTERNATIONAL HOLDINGS INC., a corporation organized under the laws of the state of Delaware (together with the U.S. Term Borrowers, the “Borrowers”), REYNOLDS GROUP ISSUER LLC, a limited liability company formed under the laws of the state of Delaware (the “U.S. Issuer”), REYNOLDS GROUP ISSUER INC., a corporation organized under the laws of the state of Delaware (the “U.S. Co-Issuer” and, together with the U.S. Issuer, the “Issuers”), each Subsidiary of Holdings from time to time party thereto (each such Subsidiary, the Borrowers and the Issuers are referred to collectively herein as the “Grantors”) and THE BANK OF NEW YORK MELLON, as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).
     A. Reference is made to (a) the Credit Agreement dated as of November 5, 2009, as amended by Amendment No. 1 dated as of January 21, 2010, as further amended by Amendment No. 2 and Incremental Term Loan Assumption Agreement dated as of May 4, 2010 and as further amended by Amendment No. 3 and Incremental Term Loan Assumption Agreement dated as of September 30, 2010 (as further amended, extended, restructured, renewed, novated, supplemented, restated, refunded, replaced or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the European Borrowers (as defined therein), Holdings, the guarantors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”), (b) the Indenture dated as of November 5, 2009 (as amended, extended, restructured, renewed, refunded, novated, supplemented, restated, replaced or otherwise modified from time to time, the “2009 Senior Secured Note Indenture”), among the Reynolds Group Escrow LLC, Reynolds Group DL Escrow Inc. and The Bank of New York Mellon, as trustee (in such capacity, the “2009 Indenture Trustee”), principal paying agent, transfer agent and registrar, (c) the Indenture dated as of October 15, 2010 (as amended, extended, restructured, renewed, refunded, novated, supplemented, restated, replaced or otherwise modified from time to time, the “2010 Senior Secured Note Indenture”), among RGHL US Escrow I LLC, RGHL US Escrow Inc. and RGHL Escrow Issuer (Luxembourg) I S.A. and The Bank of New York Mellon, as trustee (in such capacity, the “2010 Indenture Trustee”), principal paying agent, transfer agent, registrar and collateral agent, Wilmington Trust (London) Limited, as additional collateral agent, and The Bank of New York Mellon, London Branch, as paying agent, and (d) the First Lien Intercreditor Agreement dated as of November 5, 2009, as amended by Amendment No. 1 and Joinder Agreement dated as of January 21, 2010 (as further amended, novated, supplemented, restated or modified from time to time, the “First Lien Intercreditor Agreement”), among the Collateral Agent, the 2009 Indenture Trustee, the 2010 Indenture Trustee, the Administrative Agent and the Loan Parties party thereto.
     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms pursuant to the Collateral Agreement.
     C. The Grantors have entered into the Collateral Agreement in order to induce the Secured Parties to extend credit to the Grantors pursuant to the Loan Documents.
     D. Section 5.16 of the Collateral Agreement provides that additional U.S. Subsidiaries of Holdings may become Grantors under the Collateral Agreement by execution and delivery of an instrument in the form of Exhibit A to the Collateral Agreement. The undersigned U.S. Subsidiary (the “New U.S. Subsidiary”) is executing this Supplement in accordance with the requirements of the Collateral Agreement and the other Loan Documents to become a Grantor under the Collateral Agreement in order to induce the Secured Parties to extend additional credit and as consideration for credit previously extended, in each case, under the Loan Documents.
     Accordingly, the Collateral Agent and the New U.S. Subsidiary agree as follows:
     SECTION 1. In accordance with Section 5.16 of the Collateral Agreement, the New U.S. Subsidiary by its signature below becomes a U.S. Grantor under the Collateral Agreement with the same force and effect as if originally named therein as a U.S. Grantor and the New U.S. Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a U.S. Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a U.S. Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New U.S. Subsidiary, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New U.S. Subsidiary’s right, title and interest in and to the Collateral of the New U.S. Subsidiary to the extent provided in the Collateral Agreement. Each reference to a “Grantor” and “U.S. Grantor” in the Collateral Agreement shall be deemed to include the New U.S. Subsidiary. The Collateral Agreement is hereby incorporated herein by reference.
     SECTION 2. The New U.S. Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof.
     SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New U.S. Subsidiary and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission or other customary means of electronic transmission shall be effective as delivery of a manually signed counterpart of this Supplement.
     SECTION 4. The New U.S. Subsidiary hereby represents and warrants that (a) set forth on Schedules 1 through 12 attached hereto are true and correct schedules of the information, with respect to such New U.S. Subsidiary, required by the Perfection Certificate, the form of which is attached as Exhibit B to the Collateral Agreement, and (b) set forth under its signature hereto is the true and correct legal name of the New U.S. Subsidiary and its jurisdiction of organization.
     SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.
          SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
     SECTION 8. All communications and notices hereunder shall (except as otherwise permitted by the Collateral Agreement) be in writing and given as provided pursuant to Section 5.01 of the Collateral Agreement.
     SECTION 9. The New U.S. Subsidiary agrees to reimburse the Collateral Agent for its out-of-pocket expenses in connection with this Supplement, including the fees, other charges and disbursements of counsel for the Collateral Agent as provided in Section 5.06 of the Collateral Agreement, mutatis mutandis.
     SECTION 10. The New U.S. Subsidiary is a corporation duly organized under the law of Delaware.

     IN WITNESS WHEREOF, the New U.S. Subsidiary and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

PWP INDUSTRIES, INC.
By	/s/ Mark J. Dunkley
Name: Mark J. Dunkley
Title: Vice President Address: 1900 W. Field Court, Lake Forest, IL 60045 Legal Name: PWP Industries, Inc. Jurisdiction of Formation: Delaware

[Signature Page to Supplement to Collateral Agreement of PWP Industries, Inc.]

THE BANK OF NEW YORK MELLON, as Collateral Agent
By	/s/ Catherine F. Donohue
	Name:	Catherine F. Donohue
	Title:	Vice President

[Signature Page to Supplement to Collateral Agreement of PWP Industries, Inc.]

Schedule 1 to
Supplement No. 26 to the
Collateral Agreement
Schedule 1
Names

Change in Identity
or Corporate
	Other Legal Names	Structure Within
Grantor’s Exact Legal Name	(including date of change)	the Past 5 years
PWP Industries, Inc.	N/A	PWP Industries (a California corporation) merged with and into PWP Industries, Inc. on September 19, 2006

Schedule 2(a) to
Supplement No. 26 to the
Collateral Agreement
Schedule 2(a)
Jurisdictions and Locations

			Organizational	Chief Executive
			Identification	Office or Registered
	Jurisdiction of		Number	Office Address
Grantor	Organization	Form of Organization	(if any)	(including county)
PWP Industries, Inc.	Delaware	corporation	4186078	1900 West Field Court Lake Forest, IL 60045 (Lake County)

Schedule 2(b) to
Supplement No. 26 to the
Collateral Agreement
Schedule 2(b)
Location of Other Persons that Possess Collateral
None.

Schedule 5 to
Supplement No. 26 to the
Collateral Agreement
Schedule 5
UCC Filings

Grantor	UCC Filing Office/County Recorder’s Office
PWP Industries, Inc.	Delaware Secretary of State

Schedule 6 to
Supplement No. 26 to the
Collateral Agreement
Schedule 6
Stock Ownership and Other Equity Interests
None.

Schedule 7 to
Supplement No. 26 to the
Collateral Agreement
Schedule 7
Debt Instruments
None.

Schedule 8 to
Supplement No. 26 to the
Collateral Agreement
Schedule 8

Mortgaged Property and Mortgage Filings
None.

Schedule 9(a) to
Supplement No. 26 to the
Collateral Agreement
Schedule 9(a)
Intellectual Property
Copyrights and Copyright Applications
None.

Schedule 9(b) to
Supplement No. 26 to the
Collateral Agreement
Schedule 9(b)
Intellectual Property
Patents and Patent Applications
U.S. Patents
See attached.

Schedule 9(b) to
Supplement No. 26 to the
Collateral Agreement

												Current Recorded
Status	Pactiv Ref. No.	Country	Case Type	Rel Type	Appl. No.	Appl. Date	Pub. No.	Pat. No.	Grant Date	Exp. Date	Title	Owner
Granted	02147US-UTORG01	US	Utility	Original Filing	09/420096	18-Oct-99		6352170	5-Mar-02	18-Oct-19	STORAGE ASSEMBLY INCLUDING A LID WITH AN EGRESS BARRIER	PWP Industries

Granted	02148US-UTORG01	US	Utility	Original Filing	09/562824	1-May-00		6595366	22-Jul-03	1-May-20	FOOD PACKAGE WHOSE LID HAS DESCENDING RIBS TO HELP HOLD FOOD PRODUCT AND TOPPINGS IN POSITION	PWP Industries

Granted	02149US-UTORG01	US	Utility	Original Filing	09/584600	31-May-00		6513675	4-Feb-03	31-May-20	FOOD CONTAINER WITH RIGID BASE PLATE	PWP Industries

Granted	02150US-UTCIP03	US	Utility	Continuation-In-Part	12/154369	22-May-08	20090139892	7661528	16-Feb-10	18-Aug-23	STACKABLE TWIST-TOP CONTAINER SYSTEM	PWP Industries

Granted	02151US-UTORG01	US	Utility	Original Filing	10/875824	24-Jun-04	20050284307	7178668	20-Feb-07	24-Jun-24	BUNDT CAKE CONTAINER	PWP Industries

Granted	02152US-UTCIP01	US	Utility	Continuation-In-Part	11/496215	31-Jul-06	20060289549	7568589	4-Aug-09	7-Aug-26	EDGE-TEARING TAMPER-EVIDENT CONTAINER	PWP Industries

Granted	02152US-UTCON01	US	Utility	Continuation	12/512817	30-Jul-09	20090321463	7712626	11-May-10	24-Jun-25	EDGE-TEARING TAMPER EVIDENT CONTAINER	PWP Industries

Granted	02158US-UTORG01	US	Utility	Original Filing	11/418001	4-May-06	20070256954	7353951	8-Apr-08	4-May-26	EGG CONTAINER	PWP Industries

Granted	02159US-UTORG01	US	Utility	Original Filing	11/542985	3-Oct-06	20080078686	7673767	9-Mar-10	3-Oct-26	INTERCONNECTING FOOD CONTAINER SYSTEM	PWP Industries

Granted	02170US-DSORG01	US	Design	Original Filing	29/114198	19-Nov-99		D445310	24-Jul-01	24-Jul-15	COMBINED CONTAINER AND LID	PWP Industries

Schedule 9(b) to
Supplement No. 26 to the
Collateral Agreement

Current Recorded
Status	Pactiv Ref. No.	Country	Case Type	Rel Type	Appl. No.	Appl. Date	Pub. No.	Pat. No.	Grant Date	Exp. Date	Title	Owner
Granted	02171US-DSORG01	US	Design	Original Filing	29/114200	19-Nov-99		D447910	18-Sep-01	18-Sep-15	CONTAINER LID	PWP Industries

Granted	02171US-DSDIV01	US	Design	Division	29/146172	6-Aug-01		D466365	3-Dec-02	3-Dec-16	CONTAINER LID	PWP Industries

Granted	02171US-DSDIV02	US	Design	Division	29/146211	6-Aug-01		D457781	28-May-02	28-May-16	CONTAINER LID	PWP Industries

Granted	02172US-DSORG01	US	Design	Original Filing	29/131179	16-Oct-00		D449522	23-Oct-01	23-Oct-15	PACKAGE LID	PWP Industries

Granted	02173US-DSORG01	US	Design	Original Filing	29/114201	19-Nov-99		D440829	24-Apr-01	24-Apr-15	CONTAINER BOTTOM	PWP Industries

Granted	02174US-DSORG01	US	Design	Original Filing	29/150979	30-Oct-01		D468207	7-Jan-03	7-Jan-17	CONTAINER LID	PWP Industries

Granted	02175US-DSORG01	US	Design	Original Filing	29/151025	30-Oct-01		D467796	31-Dec-02	31-Dec-16	CONTAINER	PWP Industries

Granted	02175US-DSDIV01	US	Design	Division	29/166802	4-Sep-02		D483259	9-Dec-03	9-Dec-17	CONTAINER	PWP Industries

Granted	02176US-DSORG01	US	Design	Original Filing	29/182765	28-May-03		D494468	17-Aug-04	17-Aug-18	FOOD DISPLAY CONTAINER COVER	PWP Industries

Granted	02177US-DSORG01	US	Design	Original Filing	29/187263	29-Jul-03		D513588	17-Jan-06	17-Jan-20	BUNDT CAKE CONTAINER BASE	PWP Industries

Granted	02178US-DSORG01	US	Design	Original Filing	29/190347	18-Sep-03		D498390	16-Nov-04	16-Nov-18	TWISTED FOOD BOWL	PWP Industries

Schedule 9(b) to
Supplement No. 26 to the
Collateral Agreement

Current Recorded
Status	Pactiv Ref. No.	Country	Case Type	Rel Type	Appl. No.	Appl. Date	Pub. No.	Pat. No.	Grant Date	Exp. Date	Title	Owner
Granted	02179US-DSORG01	US	Design	Original Filing	29/193153	3-Nov-03		D504325	26-Apr-05	26-Apr-19	FOOD CONTAINER	PWP Industries

Granted	02180US-DSORG01	US	Design	Original Filing	29/193668	11-Nov-03		D504326	26-Apr-05	26-Apr-19	FOOD CONTAINER	PWP Industries

Granted	02181US-DSORG01	US	Design	Original Filing	29/196655	2-Jan-04		D510843	25-Oct-05	25-Oct-19	TWISTED FOOD DISPLAY CONTAINER/SALAD BOWL	PWP Industries

Granted	02182US-DSORG01	US	Design	Original Filing	29/202900	5-Apr-04		D509111	6-Sep-05	6-Sep-19	FOOD CONTAINER	PWP Industries

Granted	02183US-DSORG01	US	Design	Original Filing	29/213206	15-Sep-04		D509109	6-Sep-05	6-Sep-19	DOUBLE FLUTED AND TWISTED FOOD CONTAINER	PWP Industries

Granted	02184US-DSORG01	US	Design	Original Filing	29/216919	9-Nov-04		D511437	15-Nov-05	15-Nov-19	MULTI-FACET FOOD CONTAINER	PWP Industries

Granted	02185US-DSORG01	US	Design	Original Filing	29/217640	19-Nov-04		D511274	8-Nov-05	8-Nov-19	RECTANGULAR FOOD CONTAINER	PWP Industries

Granted	02186US-DSORG01	US	Design	Original Filing	29/217703	19-Nov-04		D509110	6-Sep-05	6-Sep-19	OVAL FOOD CONTAINER	PWP Industries

Granted	02187US-DSORG01	US	Design	Original Filing	29/217704	19-Nov-04		D512877	20-Dec-05	20-Dec-19	ELLIPTICAL FLUTED FOOD CONTAINER	PWP Industries

Granted	02188US-DSORG01	US	Design	Original Filing	29/220173	27-Dec-04		D514452	7-Feb-06	7-Feb-20	CONTAINER FOR SMALL CAKES	PWP Industries

Granted	02189US-DSORG01	US	Design	Original Filing	29/223074	8-Feb-05		D520882	16-May-06	16-May-20	COMPARTMENTED FOOD PACKAGE	PWP Industries

Schedule 9(b) to
Supplement No. 26 to the
Collateral Agreement

Current Recorded
Status	Pactiv Ref. No.	Country	Case Type	Rel Type	Appl. No.	Appl. Date	Pub. No.	Pat. No.	Grant Date	Exp. Date	Title	Owner
Granted	02190US-DSORG01	US	Design	Original Filing	29/239118	26-Sep-05		D546127	10-Jul-07	10-Jul-21	OYSTER CONTAINER BASE	PWP Industries

Granted	02191US-DSORG01	US	Design	Original Filing	29/253474	7-Feb-06		D544761	19-Jun-07	19-Jun-21	RAISED RIBBON FOOD CONTAINER	PWP Industries

Granted	02192US-DSORG01	US	Design	Original Filing	29/266651	26-Sep-06		D555475	20-Nov-07	20-Nov-21	MULTIPLE COMPARTMENT SQUARE FOOD CONTAINER	PWP Industries

Granted	02193US-DSORG01	US	Design	Original Filing	29/268111	30-Oct-06		D587993	10-Mar-09	10-Mar-23	EDGE TEARING CONTAINER	PWP Industries

Granted	02194US-DSORG01	US	Design	Original Filing	29/268445	7-Nov-06		D546632	17-Jul-07	17-Jul-21	COOKIE CONTAINER	PWP Industries

Granted	02195US-DSORG01	US	Design	Original Filing	29/285267	24-Mar-07		D571654	24-Jun-08	24-Jun-22	HINGED COOKIE CONTAINER	PWP Industries

Granted	02197US-DSORG01	US	Design	Original Filing	29/292148	28-Sep-07		D570650	10-Jun-08	10-Jun-22	WAVE PATTERN FOOD CONTAINER	PWP Industries

Granted	02199US-DSORG01	US	Design	Original Filing	29/307291	11-Apr-08		D581781	2-Dec-08	2-Dec-22	ROUND UNIVERSAL PACKAGE	PWP Industries

Granted	02200US-DSORG01	US	Design	Original Filing	29/308670	30-Jun-08		D592497	19-May-09	19-May-23	CONTAINER WITH SWIRLED SIDE WALLS	PWP Industries

Granted	02201US-DSORG01	US	Design	Original Filing	29/308265	6-Jun-08		D592076	12-May-09	12-May-23	MUFFIN PACK	PWP Industries

Granted	02202US-DSORG01	US	Design	Original Filing	29/308266	6-Jun-08		D592077	12-May-09	12-May-23	12 MUFFIN PACK	PWP Industries

Schedule 9(b) to
Supplement No. 26 to the
Collateral Agreement

Current Recorded
Status	Pactiv Ref. No.	Country	Case Type	Rel Type	Appl. No.	Appl. Date	Pub. No.	Pat. No.	Grant Date	Exp. Date	Title	Owner
Granted	02203US-DSORG01	US	Design	Original Filing	29/308692	1-Jul-08		D583227	23-Dec-08	23-Dec-22	PARTY TRAY	PWP Industries

Granted	02204US-DSORG01	US	Design	Original Filing	29/312458	21-Oct-08		D601040	29-Sep-09	29-Sep-23	FOUR COMPARTMENT SQUARE CONTAINER	PWP Industries

Granted	02205US-UTORG01	US	Utility	Original Filing	10/090885	4-Mar-02	20020157984	7273146	25-Sep-07	4-Mar-22	CONTAINER WHOSE SIDE WALL INCLUDES A SURFACE DISCONTINUITY TO HOLD SHRINKWRAP THERETO	PWP Industries

Granted	02207US-UTORG01	US	Utility	Original Filing	11/446622	5-Jun-06	2006278652	7631776	15-Dec-09	5-Jun-26	TAMPER EVIDENT CONTAINER WITH TEAR-APART PARTS	PWP Industries

Granted	02196US-DSORG01	US	Design	Original Filing	29/291298	18-Aug-07		D585735	3-Feb-09	3-Feb-23	TAMPER-RESISTANT FOOD CONTAINER PACKAGE	PWP Industries (not yet recorded)

Granted	02198US-DSORG01	US	Design	Original Filing	29/307067	28-Mar-08		D581266	25-Nov-08	25-Nov-22	ROTISSERIE CONTAINER	PWP Industries (not yet recorded)

Schedule 9(b) to
Supplement No. 26 to the
Collateral Agreement
U.S. Patent Applications
See attached.

Schedule 9(b) to
Supplement No. 26 to the
Collateral Agreement

												Current
	Pactiv Ref.		Case					Pat.	Grant	Exp.		Recorded
Status	No.	Country	Type	Rel Type	Appl. No.	Appl. Date	Pub. No.	No.	Date	Date	Title	Owner
Filed	02150US-UTORG01	US	Utility	Original Filing	10/645893	18-Aug-03					CAKE CONTAINER COVER-BASE CONNECTION	PWP Industries

Filed	02150US-UTCIP02	US	Utility	Continuation-In-Part	11/998582	30-Nov-07	20080105681				FAST CLOSING-TWIST TOP OPENING PACKAGING SYSTEM	PWP Industries

Filed	02150US-UTCIP04	US	Utility	Continuation-In-Part	12/328686	4-Dec-08	20090145908				SMART DISPENSER PACKAGING SYSTEM	PWP Industries

Filed	02150US-UTCIP05	US	Utility	Continuation-In-Part	12/658032	1-Feb-10	US20100176129				ENHANCED CONTAINER SYSTEM	PWP Industries

Filed	02152US-UTDIV01	US	Utility	Division	12/321254	20-Jan-09	20090223619				EDGE-TEARING TAMPER-EVIDENT CONTAINER	PWP Industries

Filed	02152US-UTCIP02	US	Utility	Continuation-In-Part	12/371888	16-Feb-09					HANGABLE TAMPER RESISTANT PACKAGING SYSTEM	PWP Industries

Filed	02153US-UTORG01	US	Utility	Original Filing	11/173302	30-Jun-05	20070000922				INSERTABLE COMPARTMENTALIZED PACKAGING CONTAINER	PWP Industries

Filed	02154US-UTORG01	US	Utility	Original Filing	11/303508	16-Dec-05	20070138177				FRUIT CONTAINER	PWP Industries

Filed	02155US-UTORG01	US	Utility	Original Filing	11/311503	19-Dec-05	20070138046				MULTI-COMPARTMENT CONTAINER SYSTEM	PWP Industries

Filed	02156US-UTORG01	US	Utility	Original Filing	11/315654	21-Dec-05	US20070138180				ENHANCED TAMPER EVIDENT BOWL WITH BLOCKED TAB	PWP Industries

Filed	02156US-UTCIP01	US	Utility	Continuation-In-Part	11/879168	16-Jul-07	20080006632				ADVANCED TAMPER EVIDENT BOWL	PWP Industries

Schedule 9(b) to
Supplement No. 26 to the
Collateral Agreement

												Current
	Pactiv Ref.		Case					Pat.	Grant	Exp.		Recorded
Status	No.	Country	Type	Rel Type	Appl. No.	Appl. Date	Pub. No.	No.	Date	Date	Title	Owner
Filed	02156US-UTCIP02	US	Utility	Continuation-In-Part	11/857144	18-Sep-07	20080000904				TAMPER EVIDENT CONTAINER	PWP Industries

Filed	02156US-UTCIP03	US	Utility	Continuation-In-Part	12/220017	21-Jul-08	20080277397				INTEGRATED FOOD PACKAGING SYSTEM	PWP Industries

Filed	02157US-UTORG01	US	Utility	Original Filing	11/358617	21-Feb-06	20070196541				DOMED FOOD CONTAINER SYSTEM	PWP Industries

Filed	02159US-UTDIV01	US	Utility	Division	12/592507	25-Nov-09	US20100140128				INTERCONNECTED FOOD CONTAINER SYSTEM	PWP Industries

Filed	02160US-UTORG01	US	Utility	Original Filing	11/600634	16-Nov-06	20080116098				FOOD CONTAINER WITH BREATHABLE PATCH	PWP Industries

Filed	02161US-UTORG01	US	Utility	Original Filing	11/713414	2-Mar-07	20080210101				STEAM BOWL	PWP Industries

Filed	02162US-UTORG01	US	Utility	Original Filing	11/879296	17-Jul-07	20090020540				TILTED CAKE CONTAINER SYSTEM	PWP Industries

Filed	02163US-UTORG01	US	Utility	Original Filing	11/899576	6-Sep-07	20090065514				INVERTIBLE TRAY	PWP Industries

Filed	02164US-UTORG01	US	Utility	Original Filing	11/949658	3-Dec-07	20090140461				MOLDING APPARATUS AND METHOD OF FORMING UNDERCUTS	PWP Industries

Filed	02165US-UTORG01	US	Utility	Original Filing	11/973779	9-Oct-07	20090090712				DIP PACKAGING SYSTEM	PWP Industries

Filed	02166US-UTORG01	US	Utility	Original Filing	12/012632	5-Feb-08	20090194544				FLUID RETENTION PACKAGE SYSTEM	PWP Industries

Filed	02167US-UTORG01	US	Utility	Original Filing	12/031650	14-Feb-08	20090206082				TAMPER-EVIDENT PACKAGING SYSTEM	PWP Industries

Filed	02168US-UTORG01	US	Utility	Original Filing	12/038765	27-Feb-08	20090211941				DISPLAY AND STORAGE CONTAINER	PWP Industries

Schedule 9(b) to
Supplement No. 26 to the
Collateral Agreement

												Current
	Pactiv Ref.		Case					Pat.	Grant	Exp.		Recorded
Status	No.	Country	Type	Rel Type	Appl. No.	Appl. Date	Pub. No.	No.	Date	Date	Title	Owner
Filed	02168US-DSCIP01	US	Design	Continuation-In-Part	29/314444	1-Apr-09					DIAGONALLY HINGED CONTAINER	PWP Industries

Filed	02168US-UTCIP01	US	Utility	Continuation-In-Part	12/647809	28-Dec-09	US20100155402				DISPLAY AND STORAGE CONTAINER	PWP Industries

Filed	02169US-UTORG01	US	Utility	Original Filing	12/228168	8-Aug-08	20100031829				FOOD CONTAINER LIQUID ISOLATION	PWP Industries

Filed	02206US-UTORG01	US	Utility	Original Filing	11/414847	1-May-06	20060255054				TAMPER EVIDENT CONTAINER	PWP Industries

Filed	02207US-UTCON01	US	Utility	Continuation	12/589050	16-Oct-09					ENHANCED TAMPER EVIDENT CONTAINER WITH TEAR-APART PARTS	PWP Industries

Filed	02207US-UTCIP01	US	Utility	Continuation-In-Part	12/626476	25-Nov-09	20100065567				TAMPER-EVIDENT CONTAINER WITH EXTENDED BAND	PWP Industries

Filed	02207US-UTORG02	US	Utility	Original Filing	11/230978	20-Sep-05	20070012710				VERSATILE TAMPER-EVIDENT FOOD CONTAINER	PWP Industries

Filed	02208US-UTORG01	US	Utility	Original Filing	11/523208	19-Sep-06	20070065545				MULTI-TOPPING TRAY CONTAINER SYSTEM	PWP Industries

Filed	02209US-UTORG01	US	Utility	Original Filing	12/075549	12-Mar-08	20090120937				DOUBLE RIBBED SECURE CONTAINER	PWP Industries

Filed	02209US-UTCIP01	US	Utility	Continuation-In-Part	12/327759	3-Dec-08	20090120942				CONVENIENT FOOD CONTAINER	PWP Industries

Filed	02210US-UTORG02	US	Utility	Original Filing	12/330472	8-Dec-08	20090145900				FOOD CONTAINER SYSTEM WITH HANDLE STRAP	PWP Industries

Schedule 9(b) to
Supplement No. 26 to the
Collateral Agreement

Current
	Pactiv Ref.		Case					Pat.	Grant	Exp.		Recorded
Status	No.	Country	Type	Rel Type	Appl. No.	Appl. Date	Pub. No.	No.	Date	Date	Title	Owner
Filed	02216US-DSORG01	US	Design	Original Filing	29/307292	11-Apr-08					UNIVERSAL FOOD CONTAINER	PWP Industries

Filed	02219US-UTORG01	US	Utility	Original Filing	12/200670	28-Aug-08					TAMPER EVIDENT FOOD PACKAGE	PWP Industries

Filed	02220US-UTORG01	US	Utility	Original Filing	12/420750	8-Apr-09					ROTISSERIE CHICKEN TRAY	PWP Industries

Filed	02224US-DSORG01	US	Design	Original Filing	29/357493	12-Mar-10					TRIANGULAR TWISTED PACKAGE	PWP Industries

Filed	02228US-UTORG01	US	Utility	Original Filing	12/821926	23-Jun-10					VENTED HOT BAKED GOODS CONTAINERS	PWP Industries

Filed	02211US-UTORG01	US	Utility	Original Filing	12/584208	2-Sep-09	20100065562				DETACHABLE FOOD PACKAGE	PWP Industries (not yet recorded)

Filed	02221US-UTORG01	US	Utility	Original Filing	12/432627	29-Apr-09					ENHANCED SECURE CONTAINER	PWP Industries (not yet recorded)

Schedule 9(b) to
Supplement No. 26 to the
Collateral Agreement
Non-U.S. Patents
See attached.

Schedule 9(b) to
Supplement No. 26 to the
Collateral Agreement

												Current
	Pactiv Ref.		Case	Rel			Pub.		Grant	Exp.		Recorded
Status	No.	Country	Type	Type	Appl. No.	Appl. Date	No.	Pat. No.	Date	Date	Title	Owner
Granted	02156AU-UTORG01	AU	Utility	Original Filing	2006236067	17-Nov-06		2006236067	21-Jan-10	17-Nov-26	ENHANCED TAMPER EVIDENT BOWL WITH BLOCKED TAB	PWP Industries

Granted	02152DE-UTORG01	DE	Utility	Original Filing	5256721.1	31-Oct-05	1736417	1736417	1-Oct-08	31-Oct-25	TAMPER EVIDENT BOWL WITH BLOCKED TAB	PWP Industries

Granted	02152FR-UTORG01	FR	Utility	Original Filing	5256721.1	31-Oct-05	1736417	1736417	1-Oct-08	31-Oct-25	TAMPER EVIDENT BOWL WITH BLOCKED TAB	PWP Industries

Granted	02152GB-UTORG01	GB	Utility	Original Filing	5256721.1	31-Oct-05	1736417	1736417	1-Oct-08	31-Oct-25	TAMPER EVIDENT BOWL WITH BLOCKED TAB	PWP Industries

Granted	02152MX-UTORG01	MX	Utility	Original Filing	MX/a/2006/013396	17-Nov-06	200613396	268218	10-Jul-09	17-Nov-26	EDGE-TEARING TAMPER-EVIDENT CONTAINER	PWP Industries

Schedule 9(b) to
Supplement No. 26 to the
Collateral Agreement
Non-U.S. Patent Applications
See attached.

Schedule 9(b) to
Supplement No. 26 to the
Collateral Agreement

												Current Recorded
Status	Pactiv Ref. No.	Country	Case Type	Rel Type	Appl. No.	Appl. Date	Pub. No.	Pat. No.	Grant Date	Exp. Date	Title	Owner
Filed	02152AU-UTORG01	AU	Utility	Original Filing	2006236072	17-Nov-06	6236072				EDGE-TEARING TAMPER-EVIDENT CONTAINER	PWP Industries

Filed	02150CA-UTORG01	CA	Utility	Original Filing	2624044	28-Mar-08	2624044				FAST CLOSING-TWIST TOP OPENING PACKAGING SYSTEM	PWP Industries

Filed	02152CA-UTORG01	CA	Utility	Original Filing	2565664	26-Oct-06	2565664				EDGE-TEARING TAMPER-EVIDENT CONTAINER	PWP Industries

Filed	02156CA-UTORG01	CA	Utility	Original Filing	2565256	23-Oct-06	2565256				ENHANCED TAMPER EVIDENT BOWL WITH BLOCKED TAB	PWP Industries

Filed	02157CA-UTORG01	CA	Utility	Original Filing	2582313	20-Mar-07	2582313				DOMED FOOD CONTAINER SYSTEM	PWP Industries

Filed	02159CA-UTORG01	CA	Utility	Original Filing	2582280	20-Mar-07	2582280				INTERCONNECTING FOOD CONTAINER SYSTEM	PWP Industries

Filed	02162CA-UTORG01	CA	Utility	Original Filing	2619288	1-Feb-08	2619288				TILTED CAKE CONTAINER SYSTEM	PWP Industries

Filed	02169CA-UTORG01	CA	Utility	Original Filing	2673626	21-Jul-09	2673626				FOOD CONTAINER LIQUID ISOLATION	PWP Industries

Filed	02152EP-UTORG02	EP	Utility	Original Filing	6255708.7	6-Nov-06	1884478				EDGE-TEARING TAMPER-EVIDENT CONTAINER	PWP Industries

Filed	02150MX-UTORG01	MX	Utility	Original Filing	MX/a/2008/004220	28-Mar-08					FAST CLOSING-TWIST TOP OPENING PACKAGING SYSTEM	PWP Industries

Filed	02156MX-UTORG01	MX	Utility	Original Filing	MX/a/2006/013097	10-Nov-06					ENHANCED TAMPER EVIDENT BOWL WITH BLOCKED TAB	PWP Industries

Filed	02162MX-UTORG01	MX	Utility	Original Filing	MX/a/2008/001980	11-Feb-08					TILTED CAKE CONTAINER SYSTEM	PWP Industries

Schedule 9(b) to
Supplement No. 26 to the
Collateral Agreement

Current Recorded
Status	Pactiv Ref. No.	Country	Case Type	Rel Type	Appl. No.	Appl. Date	Pub. No.	Pat. No.	Grant Date	Exp. Date	Title	Owner
Filed	02164MX-UTORG01	MX	Utility	Original Filing	MX/a/2008/015120	27-Nov-08					MOLDING APPARATUS AND METHOD OF FORMING UNDERCUTS	PWP Industries

Filed	02169MX-UTORG01	MX	Utility	Original Filing	MX/a/2009/008263	3-Aug-09					FOOD CONTAINER LIQUID ISOLATION	PWP Industries

Schedule 9(c) to
Supplement No. 26 to the
Collateral Agreement
Schedule 9(c)
Intellectual Property
Trademarks and Trademark Applications
U.S. Trademark Registrations
See attached.

Schedule 9(c) to
Supplement No. 26 to the
Collateral Agreement

			Current Recorded
Mark Name	Country	Case Type	Owner	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date
COOKIE CRADLE	United States	Regular	PWP Industries	Registered	78/658461	6/26/2005	3188898	12/26/2006

DELI-WAVE	United States	Regular	PWP Industries	Registered	77/415955	3/7/2008	3775333	4/13/2010

DIP-N-GO	United States	Regular	PWP Industries	Registered	76/684408	11/28/2007	3465048	7/15/2008

DISPLAYPAK	United States	Regular	PWP Industries	Registered	76/662498	7/3/2006	3405924	4/1/2008

ECO-TEAM	United States	Regular	PWP Industries	Registered	76/675116	4/7/2005	3557969	1/6/2009

ENTERTAINWARE	United States	Regular	PWP Industries	Registered	78/658459	6/26/2005	3116841	7/18/2006

GRAB & GO	United States	Regular	PWP Industries	Registered	76/681485	9/4/2007	3627401	5/26/2009

PACKAGING WITH PERFECTION	United States	Regular	PWP Industries	Registered	78/209529	1/31/2003	2819826	3/2/2004

PWP	United States	Regular	PWP Industries	Registered	76/389276	3/28/2002	2692832	3/4/2003

PWP and design	United States	Regular	PWP Industries	Registered	76/387919	3/28/2002	2666476	12/24/2002

SWEETTREAT	United States	Regular	PWP Industries	Registered	78/658460	6/26/2005	3198179	1/16/2007

TAMPER-EVIDENCE	United States	Regular	PWP Industries	Registered	76/626268	12/30/2004	3163233	10/24/2006

TAMPER-EVIDENT	United States	Regular	PWP Industries	Registered	76/626267	12/30/2004	3163232	10/24/2006

TWIST-TOP	United States	Supplemental/B Register	PWP Industries	Registered	76/686885	2/19/2008	3584893	3/3/2009

Schedule 9(c) to
Supplement No. 26 to the
Collateral Agreement
U.S. Trademark Applications
See attached.

Schedule 9(c) to
Supplement No. 26 to the
Collateral Agreement

Mark Name	Country	Case Type	Current Recorded Owner	Status	Appl. No.	Appl. Date
FOCUSING ON TODAY’S NEEDS WITH TOMORROW’S ENVIRONMENT IN MIND	United States	Intent To Use Application	PWP Industries	Filed	85/168216	11/4/2010

NOW THAT’S THINKING BEYOND TODAY	United States	Regular	PWP Industries	Filed	85/072899	6/28/2010

RESOURCEFUL. RESPONSIBLE. REVOLUTIONARY!	United States	Regular	PWP Industries	Filed	85/079070	7/7/2010

SWIRL	United States	Intent To Use Application	PWP Industries	Filed	77/484480	5/27/2008

SWIRL design	United States	Regular	PWP Industries	Filed	77/743876	5/25/2009

Schedule 9(c) to
Supplement No. 26 to the
Collateral Agreement
State Trademark Registrations
See attached.

Schedule 9(c) to
Supplement No. 26 to the
Collateral Agreement

			Current Recorded
Mark Name	Country	Case Type	Owner	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date
EARTH’S PACK	California	Regular	PWP Industries	Registered	113196	4/21/2008	113196	4/21/2008

EARTH’S PACK (stylized)	California	Regular	PWP Industries	Registered	113201	4/22/2008	113201	4/22/2008

Schedule 9(c) to
Supplement No. 26 to the
Collateral Agreement
Non-U.S. Trademark Registrations
See attached.

Schedule 9(c) to
Supplement No. 26 to the
Collateral Agreement

			Current Recorded
Mark Name	Country	Case Type	Owner	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date
SWIRL	Australia	Regular	PWP Industries	Registered	1274013	11/25/2008	1274013	3/18/2010

PWP	Canada	Regular	PWP Industries	Registered	1370573	11/2/2007	TMA728004	7/2/2008

PWP and design	Canada	Regular	PWP Industries	Registered	1370569	11/2/2007	TMA728005	7/2/2008

PWP	Community Trademark	Regular	PWP Industries	Registered	6399133	10/26/2007	6399133	10/17/2008

PWP and design	Community Trademark	Regular	PWP Industries	Registered	6398861	10/26/2007	6398861	10/17/2008

SWIRL	Community Trademark	Regular	PWP Industries	Registered	7419138	11/25/2008	7419138	7/21/2009

PWP	Mexico	Regular	PWP Industries	Registered	900956	12/7/2007	1034260	4/10/2008

PWP and design	Mexico	Regular	PWP Industries	Registered	900957	12/7/2007	1034261	4/10/2008

SWIRL	Mexico	Regular	PWP Industries	Registered	976129	2/25/2008	1107231	6/22/2009

SWIRL design	Mexico	Regular	PWP Industries	Registered	1049409	11/23/2009	1147422	3/9/2010

COOKIE CRADLE	United States	Regular	PWP Industries	Registered	78/658461	6/26/2005	3188898	12/26/2006

DELI-WAVE	United States	Regular	PWP Industries	Registered	77/415955	3/7/2008	3775333	4/13/2010

DIP-N-GO	United States	Regular	PWP Industries	Registered	76/684408	11/28/2007	3465048	7/15/2008

DISPLAYPAK	United States	Regular	PWP Industries	Registered	76/662498	7/3/2006	3405924	4/1/2008

ECO-TEAM	United States	Regular	PWP Industries	Registered	76/675116	4/7/2005	3557969	1/6/2009

ENTERTAINWARE	United States	Regular	PWP Industries	Registered	78/658459	6/26/2005	3116841	7/18/2006

GRAB & GO	United States	Regular	PWP Industries	Registered	76/681485	9/4/2007	3627401	5/26/2009

PACKAGING WITH PERFECTION	United States	Regular	PWP Industries	Registered	78/209529	1/31/2003	2819826	3/2/2004

PWP	United States	Regular	PWP Industries	Registered	76/389276	3/28/2002	2692832	3/4/2003

PWP and design	United States	Regular	PWP Industries	Registered	76/387919	3/28/2002	2666476	12/24/2002

SWEETTREAT	United States	Regular	PWP Industries	Registered	78/658460	6/26/2005	3198179	1/16/2007

TAMPER-EVIDENCE	United States	Regular	PWP Industries	Registered	76/626268	12/30/2004	3163233	10/24/2006

TAMPER-EVIDENT	United States	Regular	PWP Industries	Registered	76/626267	12/30/2004	3163232	10/24/2006

		Supplemental/B
TWIST-TOP	United States	Register	PWP Industries	Registered	76/686885	2/19/2008	3584893	3/3/2009

Schedule 9(c) to
Supplement No. 26 to the
Collateral Agreement
Non-U.S. Trademark Applications
See attached.

Schedule 9(c) to
Supplement No. 26 to the
Collateral Agreement

			Current Recorded
Mark Name	Country	Case Type	Owner	Status	Appl. No.	Appl. Date
SWIRL	Canada	Intent To Use Application	PWP Industries	Filed	1419543	11/25/2008

SWIRL design	Canada	Regular	PWP Industries	Filed	1460317	11/24/2009

Schedule 9(c) to
Supplement No. 26 to the
Collateral Agreement
LICENSES
None.

Schedule 10 to
Supplement No. 26 to the
Collateral Agreement
Schedule 10
Commercial Tort Claims
None.

Schedule 11 to
Supplement No. 26 to the
Collateral Agreement
Schedule 11
Deposit Accounts
None.

Schedule 12 to
Supplement No. 26 to the
Collateral Agreement
Schedule 12
Securities Accounts
None.